Business Combination - Summary of Estimated Fair Values of Assets Acquired and Liabilities Assumed (Detail) - Rigetti Holdings, Inc. - USD ($)	Oct. 31, 2021	Jan. 31, 2021	Jan. 31, 2020
Business Acquisition [Line Items]
Goodwill	$ 5,377,255	$ 5,377,255	$ 5,377,255
QX Branch [Member]
Business Acquisition [Line Items]
Cash		149,484
Accounts receivable		96,279
Other current assets		20,910
Goodwill		5,377,255
Accounts payable		(8,842)
Accrued expenses and other current liabilities		(62,632)
Total		$ 5,572,454